Financial instruments fair value disclosures	6 Months Ended
Jun. 30, 2023
Text block [abstract]
Financial instruments fair value disclosures
13. Financial instruments fair value disclosures
The Company held the following financial instruments at fair value as of June 30, 2023. There are no non-recurring
fair value measurements.

	Fair value measured using unadjusted quoted prices (Level 1)	Fair value measured using significant observable inputs (Level 2)	Fair value measured using significant unobservable inputs (Level 3)
Warrant liabilities	—	166	—
Provisions for deferred contingent cash consideration	—	—	5,056

Total	—	166	5,056

There were no transfers between any level during 2023.
The management of the Company assessed that the fair values of cash and short-term deposits, other receivables, trade payables, and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
The movements for level 3 instruments during the period are detailed in the table below:

	Provisions for deferred contingent cash consideration £’000	Warrant liability £’000

At January 1, 2023	4,634	402

Additions during the period	561	—
Revisions to estimate	(300)	—
Movement during the period	161	(402)

At June 30, 2023	5,056	—

The warrant liability is estimated using a Black Scholes model, taking into account appropriate amendments to inputs in respect of volatility, remaining expected life of the warrants and rates of interest at each reporting date.
The fair value of the provision for the AstraZeneca deferred contingent cash consideration is estimated by discounting future cash flows using rates currently available for debt on similar terms and credit risk. In addition to being sensitive to a reasonably possible change in the forecast cash flows or the discount rate, the fair value of the deferred contingent cash consideration is also sensitive to a reasonably possible change in the probability of reaching certain milestones. The valuation requires management to use unobservable inputs in the model, of which the significant unobservable inputs are disclosed in the tables below. Management regularly assesses a range of reasonably possible alternatives for those significant unobservable inputs and determines their impact on the total fair value.
The fair value of the provision for the deferred contingent cash consideration under the UCB/Amgen License is estimated by discounting future cash flows using the Company’s Weighted Average Cost of Capital (“WACC”). In addition to being dependent on the discount rate, the fair value of the deferred contingent cash consideration is also sensitive to a reasonably possible change in the expectation of the timing of the outcome of clinical trials and regulatory approvals. A 10% change in either of these assumptions would not result in a material change in the provision amount.

	Valuation technique	Significant unobservable inputs	Input range	Sensitivity of the input to fair value
Provision for AstraZeneca deferred contingent cash consideration	Discounted cash flow	WACC	2023: 15%	1% increase/decrease would result in a decrease/increase in fair value by £ 21,000 .

		WACC	2022: 15%	1% increase/decrease would result in a decrease/increase in fair value by £31,000.

		Probability of success	2023: 40.6% - 81.2%	10% increase/decrease would result in an increase/decrease in fair value by £0.5 million.

		Probability of success	2022: 40.6% - 81.2%	10% increase/decrease would result in an increase/decrease in fair value by £0.5 million.